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                Prudential Diversified Conservative Growth Fund
                and Prudential Diversified Moderate Growth Fund
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                Supplement to prospectus dated October 13, 1999

How the Trust Is Managed

The second paragraph under the heading 'How the Trust Is Managed, Advisers and Portfolio Managers--Pacific Investment Management Company' is amended to read in its entirety as follows:

   Chris Dialynas is a Managing Director, portfolio manager and a senior member of PIMCO's investment strategy group, and has been associated with PIMCO since 1980. He has 22 years of investment experience, is a graduate of Pomona College, where he studied Economics, and holds and M.B.A. in Finance from the University of Chicago.

                 The date of this supplement is August 17, 2000
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